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                                  EXHIBIT 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coinless Systems, Inc. (the "Company") on Form 10K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Michael Saunders, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                /s/ Michael Saunders
                -------------------------------
                By:  Michael Saunders
                Chief Executive Officer
                May 9, 2003

In connection with the Annual Report of Coinless Systems, Inc. (the "Company") on Form 10K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darryl Dorsett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                /s/ Darryl Dorsett
                -------------------------------
                By:  Darryl Dorsett
                Chief Financial Officer
                May 9, 2003